UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NCR VOYIX CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! NCR VOYIX CORPORATION 2025 Annual Meeting Vote by June 5, 2025 11:59 PM ET NCR VOYIX CORPORATION 864 SPRING ST NW ATLANTA, GA 30308 V69657-P29569 You invested in NCR VOYIX CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 6, 2025 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/VYX2025*NCR Voyix Corporation will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. You can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VYX2025. The Annual Meeting webcast will begin promptly at 9:30 a.m. ET on June 6, 2025. We encourage you to access the Annual Meeting webcast prior to the start time. You will need the 16-digit control number listed above to be able to vote these shares during the Annual Meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	James G. Kelly	For
1b.	Catherine L. Burke	For
1c.	Janet Haugen	For
1d.	Irv Henderson	For
1e.	Kirk Larsen	For
1f.	Laura Miller	For
1g.	Kevin Reddy	For
1h.	Laura Sen	For
1i.	Jeffrey Sloan	For
2.	To approve, on a non-binding and advisory basis, the compensation of the named executive officers as more particularly described in the proxy materials	For
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 as more particularly described in the proxy materials	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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